HILLIARD LYONS RESEARCH TRUST
                                  (THE "TRUST")

                                  SENBANC FUND
                                  (THE "FUND")

                          SUPPLEMENT DATED MAY 27, 2005
                    TO THE PROSPECTUS DATED OCTOBER 28, 2004


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

         On May 24, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization between the Trust and The RBB Fund, Inc., a Maryland corporation (the "Company"), that provides for the reorganization of the Fund into a newly created portfolio of the Company (the "New Fund"). The Agreement and Plan of Reorganization will be submitted to a vote of shareholders of the Fund at a meeting to be held on or about August 29, 2005. If the Agreement and Plan of Reorganization is approved by the shareholders, and certain other conditions are satisfied, all of the assets and liabilities of the Fund will be transferred to the New Fund and the shareholders of the Fund will become shareholders of the New Fund.

         Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W. L. Lyons, Inc., which currently serves as investment adviser to the Fund, also will serve as investment adviser to the New Fund. The investment objective, policies and strategies of the New Fund will be the same as those of the Fund.

         A proxy statement with respect to the proposed reorganization will be mailed to shareholders in advance of the meeting. If the Agreement and Plan of Reorganization is approved by shareholders, it is expected that the reorganization will occur on or about August 31, 2005.